UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / JULY 31, 2008

Legg Mason Partners

Core Bond Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended July 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a very strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% during the first quarter of 2008, and the preliminary estimate for second quarter GDP growth was 3.3%. In recent months, the economy was supported by strong exports and consumer spending, the latter of which was aided by the government’s tax rebate checks.

While the economy may not fall into a recession, it is a moot point for many Americans, as the job market continues to weaken and energy and food prices remain elevated. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first seven months of 2008, and the unemployment rate rose to 5.7% in July, its highest level since March 2004. After oil reached a record $147 a barrel on July 11, 2008, it fell to $123 as of July 31, 2008, which represented an approximate 60% increase from the price as of July 31, 2007.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its latest meetings that took place in June and August (after the reporting period ended), the Fed held rates steady. In conjunction with its August meeting, the Fed stated: “Economic activity expanded in the second quarter, partly reflecting growth in consumer spending and exports. However, labor markets have softened further and financial markets remain under considerable stress. … Inflation has been high, spurred by the earlier increases in the prices of energy and some other commodities, and some

Legg Mason Partners Core Bond Fund	I

Letter from the chairman continued

indicators of inflation expectations have been elevated. The Committee expects inflation to moderate later this year and next year, but the inflation outlook remains highly uncertain.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the 12-month reporting period ended July 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then rose in April, May and early June 2008, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the 12 months ended July 31, 2008, two-year Treasury yields fell from 4.56% to 2.52%. Over the same time frame, 10-year Treasury yields moved from 4.78% to 3.99%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 6.15%.

Periods of increased investor risk aversion caused the high-yield bond market to produce weak results over the 12 months ended July 31, 2008. During that period, the Citigroup High Yield Market Indexv returned -0.50%. While high-yield bond prices rallied on several occasions, it was not enough to overcome several flights to quality that served to drag down the sector.

Despite periods of increased investor risk aversion, the emerging debt markets posted a positive return over the 12 months ended July 31, 2008. During that period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 7.23%. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

II	Legg Mason Partners Core Bond Fund

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 29, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Argentina, Belize, Brazil, Bulgaria, Chile, China, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Lebanon, Malaysia, Mexico, Pakistan, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Trinidad & Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.

Legg Mason Partners Core Bond Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income. Under normal market conditions, the Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in debt and fixed-income securities of various maturities, which may include U.S. dollar-denominated debt securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, as well as securities of supranational organizations; U.S. dollar-denominated corporate debt securities of U.S. and non-U.S. issuers; securitized participations in loans; structured notes; mortgage-backed and asset-backed securities; municipal securities; repurchase agreements; convertible securities and preferred stock. In addition, the Fund may invest in warrants.

The Fund anticipates that all securities it purchases will be investment grade or of comparable quality. The average modified durationi of the Fund is generally expected to range within 20% of the duration of the domestic bond market as a whole, typically three to six years, depending on our expectation regarding interest rates.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)ii monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.56% and 4.78%, respectively. Treasury yields then moved lower — and their prices moved higher — as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasuries, while increased investor risk aversion caused other segments of the bond market to falter.

As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the federal funds rateiii in September 2007. While this initially helped ease the

Legg Mason Partners Core Bond Fund 2008 Annual Report	1

Fund overview continued

credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008.

Treasury yields then moved higher in April, May and early June, as inflationary pressures increased. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June 2008, resulting in another flight to quality, with Treasury yields moving lower. Yields were then relatively stable in July.

As of July 31, 2008, two- and 10-year Treasury yields were 2.52% and 3.99%, respectively. While the Fed attempted to stimulate growth by cutting short-term interest rates from 5.25% to 2.00% from September 2007 through April 2008, it held rates steady at its meetings in June and August.

Q. How did we respond to these changing market conditions?

A. Market conditions were challenging in the last 12-month reporting period, which negatively affected performance. Many asset prices remained well below, what we believe to be, their fundamental value as a result of market fears. We underestimated the degree to which the entire financial superstructure would decline, and we do not expect to recover our losses quickly. For many of our non-agency mortgage-backed holdings, we saw coupon payments being made and actual cumulative losses below market-implied estimates. Despite the challenging market environment, we believed that our focus on spread sectors, such as agency pass-through mortgages, certain non-agency mortgage-backed securities and corporate bonds, was still valid. We also preferred U.S. Treasury Inflation-Protected Securities (“TIPS”)iv over nominal U.S. Treasuries for protection against short-term inflation swings. We continued to manage duration tactically to act as a hedge against the emphasis on various spread sectors.

Performance review

For the 12 months ended July 31, 2008, Class A shares of Legg Mason Partners Core Bond Fund, excluding sales charges, returned -2.53%. The Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Indexv, returned 6.15% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 2.04% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended July 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 555 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Core Bond Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of July 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Core Bond Fund — Class A Shares	-6.56%	-2.53%
Lehman Brothers U.S. Aggregate Index	-0.63%	6.15%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	-3.22%	2.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -6.75%, Class C shares returned -6.75% and Class R shares returned -6.67% over the six months ended July 31, 2008. Excluding sales charges, Class B shares returned -3.02%, Class C shares returned -2.88% and Class R shares returned -2.66% over the 12 months ended July 31, 2008. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for the period ended July 31, 2008 for Class A, B, C and R shares were 3.98%, 3.66%, 3.78% and 3.90%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated December 1, 2007, the gross total operating expense ratios for Class A, Class B, Class C and Class R shares were 0.96%, 1.52%, 1.42% and 1.42%, respectively.

Q. What were the leading contributors to performance?

A. A tactically-driven duration posture contributed modestly to returns as Treasuries rallied over the 12-month reporting period. TIPS exposure had a positive impact on results following a commodity-driven rise in inflation.

Q. What were the leading detractors from performance?

A. An overweight exposure to the mortgage-backed security sector detracted significantly from performance as their spreads widened and volatility increased. The Fund’s non-agency issues were particularly impacted and further detracted from performance. The Fund’s exposure to corporate bonds, especially Financials, detracted from results as their spreads moved higher in the wake of the subprime mortgage lending crisis, deteriorating liquidity conditions and slowing economic growth.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 585 funds for the six-month period and among the 555 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Core Bond Fund 2008 Annual Report	3

Fund overview continued

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we scaled back the Fund’s mortgage holdings and added to its exposure to investment grade credit and agency securities.

Thank you for your investment in Legg Mason Partners Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 19, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2008 were: Mortgage-Backed Securities (45.4%), U.S. Government & Agency Obligations (28.3%), Collateralized Mortgage Obligations (21.9%), Financials (19.6%) and Energy (3.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in foreign issuers may involve additional risks compared to investments in securities of U.S. issuers, including currency fluctuations and changes in political and economic conditions. Convertible securities are subject to both the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

4	Legg Mason Partners Core Bond Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — July 31, 2008

Legg Mason Partners Core Bond Fund 2008 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2008 and held for the six months ended July 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(6.56)%	$1,000.00	$934.40	0.98%	$4.71
Class B	(6.75)	1,000.00	932.50	1.56	7.50
Class C	(6.75)	1,000.00	932.50	1.40	6.73
Class R	(6.67)	1,000.00	933.30	1.23	5.91

[1]	For the six months ended July 31, 2008.

[2]

Assumes reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6	Legg Mason Partners Core Bond Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.99	0.98%	$4.92
Class B	5.00	1,000.00	1,017.11	1.56	7.82
Class C	5.00	1,000.00	1,017.90	1.40	7.02
Class R	5.00	1,000.00	1,018.75	1.23	6.17

[1]	For the six months ended July 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Core Bond Fund 2008 Annual Report	7

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS R
Twelve Months Ended 7/31/08	(2.53)%	(3.02)%	(2.88)%	(2.66)%
Five Years Ended 7/31/08	3.93	3.37	3.45	N/A
Ten Years Ended 7/31/08	4.96	4.40	4.47	N/A
Inception* through 7/31/08	5.02	4.47	4.53	(1.34)

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS R
Twelve Months Ended 7/31/08	(6.67)%	(7.23)%	(3.81)%	(2.66)%
Five Years Ended 7/31/08	3.04	3.20	3.45	N/A
Ten Years Ended 7/31/08	4.51	4.40	4.47	N/A
Inception* through 7/31/08	4.58	4.47	4.53	(1.34)

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (7/31/98 through 7/31/08)		62.29%
Class B (7/31/98 through 7/31/08)		53.86
Class C (7/31/98 through 7/31/08)		54.90
Class R (Inception* through 7/31/08)		(2.13)

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class B and C shares is February 27, 1998 and Class R shares is December 28, 2006.

8	Legg Mason Partners Core Bond Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B and C SHARES OF LEGG MASON PARTNERS CORE BOND FUND VS. LEHMAN BROTHERS U.S. AGGREGATE INDEX† — July 1998 - July 2008

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on July 31, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2008. Class A shares’ performance assumes the deduction of the maximum initial sales charge of 4.25% at the time of investment. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Core Bond Fund 2008 Annual Report	9

Schedule of investments

July 31, 2008

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 24.9%
CONSUMER DISCRETIONARY — 0.7%
	Automobiles — 0.0%
$50,000	DaimlerChrysler North America Holding Corp., Notes, 7.200% due 9/1/09	$51,335
	Media — 0.7%
	Clear Channel Communications Inc., Senior Notes:
50,000	4.250% due 5/15/09	48,384
15,000	5.500% due 9/15/14	8,184
40,000	6.250% due 3/15/11	32,418
	Comcast Corp.:
	Notes:
170,000	6.500% due 1/15/15	172,614
900,000	5.875% due 2/15/18	868,148
110,000	Senior Notes, 6.500% due 1/15/17	111,018
70,000	COX Communications Inc., Notes, 3.875% due 10/1/08	69,942
	News America Inc.:
40,000	6.200% due 12/15/34	36,459
30,000	6.650% due 11/15/37	28,581
300,000	Time Warner Cable Inc., Debenture, 7.300% due 7/1/38	300,843
	Time Warner Inc.:
85,000	Senior Debentures, 7.700% due 5/1/32	85,160
325,000	Senior Notes, 6.875% due 5/1/12	332,201
	Total Media	2,093,952
	TOTAL CONSUMER DISCRETIONARY	2,145,287
CONSUMER STAPLES — 0.6%
	Food & Staples Retailing — 0.6%
772,643	CVS Caremark Corp., 6.943% due 1/10/30(a)	750,741
453,046	CVS Lease Pass-Through Trust, 6.036% due 12/10/28(a)	421,832
	Wal-Mart Stores Inc., Notes:
420,000	5.800% due 2/15/18	434,810
170,000	6.200% due 4/15/38	166,703
	TOTAL CONSUMER STAPLES	1,774,086
ENERGY — 3.5%
	Energy Equipment & Services — 0.3%
30,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17(a)	29,006
810,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	817,605
	Total Energy Equipment & Services	846,611
	Oil, Gas & Consumable Fuels — 3.2%
5,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	5,326

See Notes to Financial Statements.

10	Legg Mason Partners Core Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 3.2% continued
	Anadarko Petroleum Corp., Senior Notes:
$160,000	3.176% due 9/15/09(b)	$158,670
110,000	5.950% due 9/15/16	109,747
10,000	Conoco Funding Co., Notes, 6.350% due 10/15/11	10,597
470,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	507,564
	Gazprom, Loan Participation Notes:
170,000	6.212% due 11/22/16(a)	157,199
850,000	Senior Notes, 6.510% due 3/7/22(a)	751,400
	Hess Corp., Notes:
90,000	7.875% due 10/1/29	102,580
595,000	7.300% due 8/15/31	645,054
726,000	Intergas Finance BV, Bonds, 6.375% due 5/14/17(a)	617,100
730,000	KazMunaiGaz Finance Sub B.V., Bonds, 8.375% due 7/2/13(a)	747,337
	Kerr-McGee Corp.:
10,000	6.950% due 7/1/24	10,250
	Notes:
300,000	6.875% due 9/15/11	313,828
820,000	7.875% due 9/15/31	926,584
	Kinder Morgan Energy Partners LP:
750,000	Medium-Term Notes, 6.950% due 1/15/38	742,077
	Senior Notes:
65,000	7.125% due 3/15/12	68,188
35,000	5.000% due 12/15/13	33,915
60,000	6.000% due 2/1/17	59,353
634,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	623,032
130,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	131,950
	Williams Cos. Inc.:
160,000	Debentures, 7.500% due 1/15/31	163,600
	Notes:
290,000	7.875% due 9/1/21	309,575
663,000	8.750% due 3/15/32	755,820
300,000	Senior Notes, 7.750% due 6/15/31	312,000
	XTO Energy Inc., Senior Notes:
645,000	7.500% due 4/15/12	692,477
240,000	5.500% due 6/15/18	225,113
	Total Oil, Gas & Consumable Fuels	9,180,336
	TOTAL ENERGY	10,026,947

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2008 Annual Report	11

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

FINANCIALS — 15.1%
	Capital Markets — 2.8%
	Bear Stearns Co. Inc.:
$730,000	Senior Notes, 6.400% due 10/2/17	$716,142
450,000	Subordinated Notes, 5.550% due 1/22/17	415,267
30,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(b)(c)	19,871
	Goldman Sachs Group Inc., Notes:
20,000	5.450% due 11/1/12	19,959
570,000	4.500% due 6/15/10	571,344
	Kaupthing Bank HF:
360,000	7.625% due 2/28/15(a)(d)(e)	330,156
1,030,000	Notes, 5.750% due 10/4/11(a)	758,623
440,000	Subordinated Notes, 7.125% due 5/19/16(a)	266,546
130,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(b)(c)	68,951
	Lehman Brothers Holdings Inc.:
45,000	5.250% due 2/6/12	42,301
	Medium-Term Notes:
1,230,000	4.476% due 9/15/22(b)	1,133,819
190,000	Senior Notes, 6.200% due 9/26/14	175,070
1,460,000	Subordinated Notes, 6.500% due 7/19/17	1,319,993
1,090,000	Merrill Lynch & Co. Inc., Notes, 6.875% due 4/25/18	1,022,108
	Morgan Stanley, Medium-Term Notes:
110,000	5.625% due 1/9/12	107,782
180,000	3.235% due 10/18/16(b)	148,578
940,000	UBS AG Stamford CT, Medium-Term Notes, 5.750% due 4/25/18	895,496
	Total Capital Markets	8,012,006
	Commercial Banks — 2.4%
880,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12(b)(c)	623,401
160,000	Eksportfinans A/S, Notes, 5.500% due 5/25/16	167,674
	Glitnir Banki HF:
	Notes:
130,000	6.330% due 7/28/11(a)	101,765
290,000	6.375% due 9/25/12(a)	222,250
350,000	Subordinated Bonds, 7.451% due 9/14/16(a)(b)(c)	199,664
420,000	Subordinated Notes, 6.693% due 6/15/16(a)(b)	240,977
130,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14(a)(b)(c)	106,833
930,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11(a)	771,923

See Notes to Financial Statements.

12	Legg Mason Partners Core Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Banks — 2.4% continued
$10,000	Rabobank Capital Funding II, Bonds, 5.260% due 12/31/13(a)(b)(c)	$9,041
20,000	Rabobank Capital Funding Trust III, Subordinated Notes, 5.254% due 10/21/16(a)(b)(c)	16,787
140,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15(a)(b)(c)	122,034
	Royal Bank of Scotland Group PLC:
250,000	Bonds, 6.990% due 10/5/17(a)(b)(c)	208,710
200,000	Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17(b)(c)	167,322
800,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17(a)	721,360
350,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16(a)(b)	339,261
200,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(a)(b)(c)	128,320
690,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(b)	469,018
1,420,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/42(b)	802,717
	Wachovia Corp.:
620,000	Medium Term Notes, 5.500% due 5/1/13	573,024
170,000	Senior Notes, 5.750% due 6/15/17	143,584
640,000	Wells Fargo Bank NA, Subordinated Notes, 5.950% due 8/26/36	563,098
360,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	306,590
	Total Commercial Banks	7,005,353
	Consumer Finance — 3.5%
330,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(b)	295,797
140,000	American Express Credit Corp., Medium-Term Notes, 5.875% due 5/2/13	137,599
180,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	144,624
	Ford Motor Credit Co.:
230,000	Bonds, 7.375% due 2/1/11	185,493
4,420,000	Notes, 7.375% due 10/28/09	4,027,146
210,000	Senior Notes, 7.250% due 10/25/11	158,860
4,460,000	General Motors Acceptance Corp., Notes, 7.750% due 1/19/10	3,604,166
	SLM Corp., Medium-Term Notes:
150,000	5.000% due 10/1/13	125,562
150,000	5.375% due 5/15/14	127,057
1,530,000	5.625% due 8/1/33	1,168,975
	Total Consumer Finance	9,975,279

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2008 Annual Report	13

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Financial Services — 4.6%
$280,000	AGFC Capital Trust I, 6.000% due 1/15/67(a)(b)	$220,407
300,000	Aiful Corp., Notes, 5.000% due 8/10/10(a)	261,638
520,950	Air 2 US, 8.027% due 10/1/19(a)	461,367
	Bank of America Corp.:
60,000	5.375% due 8/15/11	60,055
470,000	Notes, Preferred Securities, 8.000% due 1/30/18(b)(c)	434,270
	Citigroup Inc., Notes:
230,000	5.100% due 9/29/11	224,951
920,000	5.500% due 4/11/13	899,583
710,000	5.000% due 9/15/14	644,798
800,000	6.875% due 3/5/38	774,445
	General Electric Capital Corp.:
1,320,000	Medium-Term Notes, 5.450% due 1/15/13	1,325,870
970,000	Subordinated Debentures, 6.375% due 11/15/67(b)	897,478
300,000	Glen Meadow, Pass-Through Certificates, 6.505% due 2/12/67(a)(b)	259,682
225,000	HSBC Finance Corp., Notes, 4.125% due 11/16/09	223,488
20,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65(a)(b)	16,415
	JPMorgan Chase & Co.:
160,000	5.150% due 10/1/15	148,701
	Subordinated Notes:
300,000	5.125% due 9/15/14	283,236
1,480,000	6.125% due 6/27/17	1,452,111
484,024	Lilacs Repackaging 05-I, 5.138% due 1/15/64(a)(e)	245,952
590,000	McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds, 5.611% due 9/15/51(a)	502,881
400,000	Merna Reinsurance Ltd., Subordinated Notes, 4.551% due 6/30/12(a)(b)	381,640
100,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16(b)(c)	85,855
730,000	Private Export Funding Corp., 3.550% due 4/15/13	710,955
	Residential Capital LLC:
239,000	8.500% due 5/15/10(a)	172,080
1,832,000	9.625% due 5/15/15(a)	723,640
930,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17(a)(b)(c)	762,990
	TNK-BP Finance SA:
140,000	7.500% due 7/18/16(a)	127,400
710,000	Senior Notes, 7.875% due 3/13/18(a)	660,300
230,000	Verizon Global Funding Corp., Notes, 7.750% due 12/1/30	239,697
	Total Diversified Financial Services	13,201,885

See Notes to Financial Statements.

14	Legg Mason Partners Core Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Insurance — 1.5%
	American International Group Inc.:
$610,000	Junior Subordinated Debentures, 6.250% due 3/15/37	$464,369
100,000	Medium-Term Notes, 5.850% due 1/16/18	89,855
20,000	ASIF Global Financing XIX, 4.900% due 1/17/13(a)	18,904
645,000	Chubb Corp., Senior Notes, 5.750% due 5/15/18	621,535
1,625,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	1,385,756
1,460,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(b)	1,233,919
	Willis North America Inc., Senior Notes:
350,000	5.125% due 7/15/10	345,177
130,000	5.625% due 7/15/15	117,849
	Total Insurance	4,277,364
	Thrifts & Mortgage Finance — 0.3%
	Countrywide Financial Corp.:
600,000	6.250% due 5/15/16	517,609
	Medium-Term Notes:
70,000	5.800% due 6/7/12	65,735
130,000	2.931% due 1/5/09(b)	128,201
220,000	Washington Mutual Bank, Subordinated Notes, 5.500% due 1/15/13	151,937
150,000	Washington Mutual Inc., Senior Notes, 5.250% due 9/15/17	94,652
	Total Thrifts & Mortgage Finance	958,134
	TOTAL FINANCIALS	43,430,021
HEALTH CARE — 0.4%
	Health Care Providers & Services — 0.2%
580,000	Cardinal Health Inc., Notes, 5.850% due 12/15/17	567,502
40,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	38,293
	Total Health Care Providers & Services	605,795
	Pharmaceuticals — 0.2%
420,000	Wyeth, Notes, 5.950% due 4/1/37	398,707
	TOTAL HEALTH CARE	1,004,502
INDUSTRIALS — 0.8%
	Airlines — 0.4%
	Delta Air Lines Inc.:
291,852	6.821% due 8/10/22	236,400
546,178	Pass-Through Certificates, 6.619% due 3/18/11	497,022

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2008 Annual Report	15

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Airlines — 0.4% continued
	JetBlue Airways Corp.:
$255,784	3.051% due 8/15/16(b)	$212,386
300,000	3.126% due 11/15/16(b)(e)	198,000
	Total Airlines	1,143,808
	Commercial Services & Supplies — 0.2%
635,000	Waste Management Inc., Senior Note, 6.375% due 11/15/12	633,282
	Industrial Conglomerates — 0.2%
	Tyco International Group SA:
310,000	6.875% due 1/15/21(a)	310,496
40,000	Guaranteed Notes, 6.750% due 2/15/11	41,090
	Notes:
10,000	6.125% due 11/1/08	10,025
100,000	6.000% due 11/15/13	97,383
75,000	Senior Notes, 6.375% due 10/15/11	75,506
20,000	United Technologies Corp., Senior Notes, 5.400% due 5/1/35	18,151
	Total Industrial Conglomerates	552,651
	TOTAL INDUSTRIALS	2,329,741
INFORMATION TECHNOLOGY — 0.0%
	IT Services — 0.0%
10,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	10,282
MATERIALS — 0.7%
	Chemicals — 0.1%
310,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	315,362
	Metals & Mining — 0.4%
	Vale Overseas Ltd., Notes:
650,000	8.250% due 1/17/34	718,836
400,000	6.875% due 11/21/36	384,194
	Total Metals & Mining	1,103,030
	Paper & Forest Products — 0.2%
445,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	458,523
	TOTAL MATERIALS	1,876,915
TELECOMMUNICATION SERVICES — 1.7%
	Diversified Telecommunication Services — 1.2%
160,000	AT&T Corp., Senior Notes, 8.000% due 11/15/31	182,235
	BellSouth Corp., Notes:
10,000	4.750% due 11/15/12	9,886
370,000	6.875% due 10/15/31	367,575
100,000	British Telecommunications PLC, Senior Notes, 8.625% due 12/15/10	107,473

See Notes to Financial Statements.

16	Legg Mason Partners Core Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Telecommunication Services — 1.2% continued
$375,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	$364,252
	Koninklijke KPN NV, Senior Notes:
80,000	8.000% due 10/1/10	84,730
500,000	8.375% due 10/1/30	571,738
90,000	SBC Communications Inc., Notes, 5.100% due 9/15/14	88,349
320,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	292,130
	Telecom Italia Capital SA, Senior Notes:
70,000	4.950% due 9/30/14	64,210
380,000	6.999% due 6/4/18	378,431
730,000	Verizon Communications Inc., Bonds, 6.900% due 4/15/38	726,154
35,000	Verizon Global Funding Corp., Notes, 7.375% due 9/1/12	37,722
310,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	319,797
	Total Diversified Telecommunication Services	3,594,682
	Wireless Telecommunication Services — 0.5%
280,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	268,035
120,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	140,124
	Sprint Capital Corp.:
30,000	Notes, 8.750% due 3/15/32	26,837
940,000	Senior Notes, 8.375% due 3/15/12	924,257
	Total Wireless Telecommunication Services	1,359,253
	TOTAL TELECOMMUNICATION SERVICES	4,953,935
UTILITIES — 1.4%
	Electric Utilities — 1.0%
5,000	Cleveland Electric Illuminating Co., Senior Notes, 5.700% due 4/1/17	4,736
700,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	720,915
380,000	Exelon Corp., Bonds, 5.625% due 6/15/35	319,844
	FirstEnergy Corp., Notes:
350,000	6.450% due 11/15/11	357,730
905,000	7.375% due 11/15/31	970,680
	Pacific Gas & Electric Co.:
425,000	First Mortgage Bonds, 6.050% due 3/1/34	402,243
20,000	Senior Unsubordinated Notes, 5.800% due 3/1/37	18,261
	Total Electric Utilities	2,794,409
	Independent Power Producers & Energy Traders — 0.2%
	TXU Corp., Senior Notes:
230,000	5.550% due 11/15/14	183,034
50,000	6.500% due 11/15/24	36,931

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2008 Annual Report	17

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Independent Power Producers & Energy Traders — 0.2% continued
$570,000	6.550% due 11/15/34	$415,134
	Total Independent Power Producers & Energy Traders	635,099
	Multi-Utilities — 0.2%
	Dominion Resources Inc.:
30,000	Notes, 4.750% due 12/15/10	29,988
645,000	Senior Notes, 5.700% due 9/17/12	650,406
	Total Multi-Utilities	680,394
	TOTAL UTILITIES	4,109,902
	TOTAL CORPORATE BONDS & NOTES (Cost — $79,321,623)	71,661,618
ASSET-BACKED SECURITIES — 4.1%
FINANCIALS — 4.1%
	Credit Card — 0.3%
1,020,000	Washington Mutual Master Note Trust, 2.488% due 9/15/13(a)(b)	965,233
	Home Equity — 2.8%
32,849	ABFS Mortgage Loan Trust, 2.961% due 4/25/34(a)(b)	28,729
251,372	ACE Securities Corp., 2.561% due 6/25/36(b)	93,296
1,518,500	Argent Securities Inc., 2.571% due 5/25/36(b)	1,489,413
778,934	Bear Stearns Asset-Backed Securities Trust, 2.791% due 12/25/44(b)	719,666
44,282	Credit-Based Asset Servicing and Securitization LLC, 6.647% due 2/3/29(a)(b)	33,212
	GMAC Mortgage Corp. Loan Trust:
521,837	3.211% due 2/25/31(a)(b)	416,292
1,544,347	2.671% due 11/25/36(b)	783,747
	Lehman XS Trust:
232,873	2.591% due 6/25/37(b)	199,568
283,397	2.531% due 6/25/46(b)	262,945
	Morgan Stanley Mortgage Loan Trust:
946,112	2.603% due 10/25/46(b)	877,174
1,357,305	2.653% due 1/25/47(b)	1,250,940
	RAAC:
297,242	2.823% due 7/25/37(a)(b)	292,378
1,315,934	2.811% due 2/25/46(a)(b)(e)	828,380
273,297	RAAC Series, 2.731% due 5/25/36(a)(b)	229,606
1,160,000	Renaissance Home Equity Loan Trust, 6.203% due 6/25/37	391,220
406,990	Terwin Mortgage Trust, 4.750% due 10/25/37(b)(e)	96,558
	Total Home Equity	7,993,124

See Notes to Financial Statements.

18	Legg Mason Partners Core Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Student Loan — 1.0%
$166,171	Brazos Higher Education Authority Inc., 2.834% due 9/26/16(b)	$163,171
1,252,139	Countrywide Asset-Backed Certificates, 2.801% due 9/25/35(a)(b)(e)	927,196
923,926	JPMorgan Mortgage Acquisition Corp., 2.651% due 5/25/35(b)	861,748
24,498	MSCC HELOC Trust, 2.673% due 7/25/17(b)	16,672
490,000	Nelnet Student Loan Trust, 4.280% due 4/25/24(b)(e)	494,116
408,310	SLM Student Loan Trust, 2.810% due 10/25/17(b)	407,315
38,335	Wachovia Asset Securitization Inc., 2.831% due 9/27/32(b)	32,330
	Total Student Loan	2,902,548
	TOTAL ASSET-BACKED SECURITIES (Cost — $14,876,046)	11,860,905
COLLATERALIZED MORTGAGE OBLIGATIONS — 21.9%
1,562,873	American Home Mortgage Assets, 2.693% due 10/25/46(b)	588,546
937,149	Banc of America Alternative Loan Trust, 5.900% due 10/25/36(b)	916,488
	Banc of America Commercial Mortgage Inc.:
500,000	4.668% due 7/10/43	461,240
370,000	5.889% due 7/10/44(b)	356,699
2,300,000	5.372% due 9/10/45(b)	2,157,192
	Banc of America Funding Corp.:
205,044	4.972% due 6/20/35(b)	110,117
740,895	5.791% due 10/25/36	719,731
1,457,475	5.683% due 9/20/46(b)(e)	1,165,980
	Banc of America Mortgage Securities Inc.:
550,866	5.172% due 12/25/34(b)	534,908
146,784	5.221% due 2/25/35(b)	123,399
161,011	Bayview Financial Acquisition Trust, 3.090% due 5/28/44(b)	144,020
200,000	Bear Stearns ARM Trust, 3.573% due 6/25/34(b)	197,750
120,000	Bear Stearns Commercial Mortgage Securities, Inc., 5.405% due 12/11/40(b)	114,783
1,841,489	Bear Stearns Mortgage Funding Trust, 2.621% due 12/25/46(b)	1,154,393
	Bear Stearns Structured Products Inc.:
582,257	2.832% due 9/26/37(a)(b)(e)	578,659
4,893,472	5.729% due 9/27/37(a)(b)(e)	4,652,273
	Countrywide Alternative Loan Trust:
121,642	4.250% due 3/25/34	117,885
680,285	2.851% due 10/25/34(b)	492,321
203,511	2.721% due 7/25/35(b)	129,294
210,037	2.811% due 9/25/35(b)	133,360
1,106,492	2.731% due 1/25/36(b)	718,285
1,491,128	2.668% due 5/20/46(b)	910,810

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2008 Annual Report	19

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

$2,372,862	2.651% due 7/25/46(b)	$1,475,554
974,724	2.651% due 8/25/46(b)	603,230
1,787,205	4.378% due 11/25/46(b)(e)	1,195,109
1,852,733	2.591% due 3/25/47(b)	1,145,176
166,924	Countrywide Home Loan Mortgage Pass Through Trust, 2.751% due 4/25/35(b)	106,097
	Countrywide Home Loans:
107,650	2.761% due 3/25/35(b)	79,984
160,713	5.420% due 4/25/35(b)(e)	83,571
1,428,267	2.861% due 9/25/35(a)(b)	1,248,967
169,202	Mortgage Pass-Through Trust, 2.761% due 5/25/35(b)	110,715
	Credit Suisse Mortgage Capital Certificates:
500,000	5.552% due 2/15/39(b)	475,105
2,590,000	5.811% due 9/15/39(b)	2,427,905
930,000	Deutsche Mortgage Securities Inc., 5.087% due 6/26/35(a)(b)	787,346
353,148	Downey Savings & Loan Association Mortgage Loan Trust, 4.448% due 4/19/36(b)	228,608
360,000	GE Capital Commercial Mortgage Corp., 5.334% due 11/10/45(b)	344,495
	Greenpoint Mortgage Funding Trust:
155,353	2.681% due 6/25/45(b)	120,288
59,192	2.721% due 10/25/45(b)	40,361
1,620,335	2.541% due 2/25/47(b)	960,249
200,000	GS Mortgage Securities Corp. II, 4.680% due 7/10/39	192,151
	GSMPS Mortgage Loan Trust:
369,601	2.811% due 1/25/35(a)(b)	334,543
209,072	2.811% due 3/25/35(a)(b)	191,660
	Harborview Mortgage Loan Trust:
162,697	2.798% due 6/20/35(b)	106,424
720,490	2.668% due 11/19/36(b)	446,935
2,205,553	2.608% due 3/19/38(b)	1,368,108
254,008	5.130% due 6/19/45(b)	171,257
842,500	Homestar Mortgage Acceptance Corp., 2.911% due 7/25/34(b)	687,293
1,046,436	Indymac INDA Mortgage Loan Trust, 6.255% due 11/25/37(b)	914,399
111,094	Indymac Index Mortgage Loan Trust, 5.099% due 9/25/35(b)	85,259
	JPMorgan Chase Commercial Mortgage Securities Corp.:
200,000	4.918% due 10/15/42(b)	186,224
100,000	5.294% due 1/12/43(b)	95,327
1,630,000	5.420% due 5/15/49	1,480,391
1,950,000	JPMorgan Commercial Mortgage Securities Corp., 5.429% due 12/12/43	1,816,727

See Notes to Financial Statements.

20	Legg Mason Partners Core Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	LB-UBS Commercial Mortgage Trust:
$200,000	4.664% due 7/15/30	$192,092
140,000	4.739% due 7/15/30	129,615
660,000	5.347% due 11/15/38	612,060
	Lehman XS Trust:
184,393	2.761% due 12/25/35(b)	82,971
1,316,914	2.721% due 2/25/46(b)	809,114
525,499	Luminent Mortgage Trust, 2.701% due 4/25/36(b)	322,190
975,918	Mach One Trust Commercial Mortgage Backed Securities, 1.255% due 5/28/40(a)(b)(d)(e)	28,799
602,765	MASTR ARM Trust, 2.661% due 5/25/47(b)	373,973
	MASTR Reperforming Loan Trust:
187,296	7.000% due 8/25/34(a)	185,581
1,491,309	2.811% due 5/25/35(a)(b)	1,317,675
110,662	Merrill Lynch Mortgage Investors Inc., 5.274% due 12/25/35(b)	105,202
120,000	Merrill Lynch Mortgage Trust, 5.658% due 5/12/39(b)	114,860
1,260,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485% due 3/12/51(b)	1,149,760
	Morgan Stanley Capital I:
240,000	4.989% due 8/13/42	225,037
1,640,000	5.332% due 12/15/43	1,516,906
500,000	5.692% due 4/15/49(b)	461,987
1,507,672	Morgan Stanley Mortgage Loan Trust, 5.364% due 10/25/34(b)	1,332,504
1,611,622	Mortgage IT Trust, 2.781% due 2/25/35(b)	1,363,766
696,485	Nomura Asset Acceptance Corp., 4.976% due 5/25/35	542,988
	Prime Mortgage Trust:
850,114	5.500% due 5/25/35(a)	702,041
499,859	6.000% due 5/25/35(a)	425,173
1,785,250	Residential Accredit Loans Inc., 2.621% due 1/25/37(b)	1,236,837
	Structured Asset Mortgage Investments Inc.:
1,990,701	2.671% due 8/25/36(b)	1,243,054
649,411	2.641% due 9/25/47(b)	398,562
421,290	Structured Asset Securities Corp., 2.811% due 6/25/35(b)	414,675
	Thornburg Mortgage Securities Trust:
249,622	6.216% due 9/25/37(b)	217,782
254,960	6.216% due 9/25/37(b)	225,009
1,282,801	2.731% due 8/25/45(b)	1,278,144
2,612,370	2.721% due 10/25/45(b)	2,602,852
700,915	2.661% due 12/25/45(b)	696,631

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2008 Annual Report	21

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	WaMu Mortgage Pass-Through Certificates:
$720,676	5.502% due 9/25/36(b)	$659,736
1,266,199	5.622% due 12/25/36(b)	1,131,142
129,228	2.731% due 7/25/45(b)	68,698
619,642	4.368% due 5/25/47(b)	366,460
419,681	4.278% due 6/25/47(b)	269,514
	Washington Mutual Inc.:
930,000	5.255% due 1/25/36(b)	827,410
151,106	2.691% due 4/25/45(b)	99,801
444,193	2.781% due 8/25/45(b)	290,253
230,433	2.751% due 10/25/45(b)	146,264
273,874	2.751% due 12/25/45(b)	210,311
51,382	Washington Mutual MSC Mortgage Pass-Through Certificates, 7.000% due 3/25/34	49,827
2,100,000	Wells Fargo Mortgage Backed Securities Trust, 3.541% due 9/25/34(b)	2,066,001
470,126	Zuni Mortgage Loan Trust, 2.591% due 8/25/36(b)	447,081
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $77,566,545)	62,927,929
MORTGAGE-BACKED SECURITIES — 45.4%
	FHLMC — 5.1%
	Federal Home Loan Mortgage Corp. (FHLMC):
137,384	5.000% due 12/1/34	131,138
866,380	5.240% due 1/1/36(b)	881,581
692,124	5.897% due 4/1/37(b)	703,302
2,854,885	5.573% due 1/1/38(b)	2,888,961
	Gold:
216,425	4.500% due 4/1/19	210,093
1,057,002	5.000% due 7/1/20-9/1/35	1,037,258
8,280,636	5.500% due 11/1/35-12/1/37	8,110,118
	STRIPS, IO:
159,958	6.137% due 1/1/37(b)	163,636
635,444	5.894% due 2/1/37(b)	646,616
	Total FHLMC	14,772,703
	FNMA — 35.7%
	Federal National Mortgage Association (FNMA):
4,626,705	5.500% due 12/1/17-8/1/37	4,541,868
8,025,143	5.000% due 10/1/20-3/1/36	7,694,838
4,632,141	6.000% due 8/1/21-6/1/37	4,669,475
10,180,000	5.500% due 8/18/23-9/11/38(f)	10,151,402

See Notes to Financial Statements.

22	Legg Mason Partners Core Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	FNMA — 35.7% continued
$2,800,000	6.000% due 8/18/23-8/13/38(f)	$2,814,343
80,506	4.500% due 9/1/35	73,980
5,821,789	6.500% due 1/1/36-10/1/37	5,986,461
2,671,925	5.767% due 9/1/36(b)	2,673,555
66,900,000	5.000% due 8/13/38-9/11/38(f)	63,458,974
	STRIPS, IO:
293,844	5.500% due 4/1/36	285,303
110,138	5.632% due 12/1/36(b)	110,849
	Total FNMA	102,461,048
	GNMA — 4.6%
	Government National Mortgage Association (GNMA):
257,078	6.000% due 11/15/28-12/15/33	261,219
191,602	6.500% due 2/15/32	198,498
649,448	5.000% due 8/15/33-5/15/34	630,058
300,000	5.000% due 8/20/38(f)	289,735
1,700,000	5.500% due 8/20/38(f)	1,677,169
7,700,000	6.000% due 8/20/38(f)	7,769,088
	Government National Mortgage Association (GNMA) I:
269,779	6.000% due 3/15/33	274,218
57,263	5.000% due 9/15/33	55,569
2,020,177	5.500% due 2/15/35	2,008,919
	Total GNMA	13,164,473
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $130,447,351)	130,398,224
MUNICIPAL BOND — 0.0%
	Oregon — 0.0%
100,000	Oregon State, GO, Taxable Pension, 5.892% due 6/1/27 (Cost — $105,901)	102,100
SOVEREIGN BONDS — 0.7%
	Mexico — 0.5%
	United Mexican States, Medium-Term Notes:
4,000	5.625% due 1/15/17	4,044
1,249,000	6.750% due 9/27/34	1,346,422
	Total Mexico	1,350,466
	Russia — 0.2%
462,950	Russian Federation, 7.500% due 3/31/30(a)	521,566
	TOTAL SOVEREIGN BONDS (Cost — $1,846,921)	1,872,032

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2008 Annual Report	23

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 27.9%
	U.S. Government Agencies — 17.4%
$900,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17(a)	$926,352
	Federal Home Loan Bank (FHLB):
16,000,000	2.589% due 1/8/09(b)	15,993,696
10,000,000	2.515% due 11/20/09(b)	9,988,950
120,000	Federal Home Loan Bank System (FHLB), 3.875% due 8/22/08	120,082
	Federal Home Loan Mortgage Corp. (FHLMC):
17,400,000	2.391% due 10/19/09(b)	17,397,860
160,000	5.250% due 2/24/11	161,926
380,000	5.600% due 9/26/13	381,640
180,000	5.600% due 10/17/13	181,093
690,000	5.300% due 5/12/20	680,234
210,000	5.625% due 11/23/35	204,496
180,000	Medium-Term Notes, 5.450% due 11/21/13	181,252
	Federal National Mortgage Association (FNMA):
570,000	3.000% due 7/12/10	568,425
560,000	4.610% due 10/10/13	560,403
110,000	6.000% due 4/18/36	110,101
	Financing Corporation (FICO) Strip:
2,000,000	Debentures, zero coupon bond to yield 5.280% due 3/7/19(d)	1,212,888
910,000	Notes, zero coupon bond to yield 5.290% due 9/26/19(d)	534,912
780,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	840,866
	Total U.S. Government Agencies	50,045,176
	U.S. Government Obligations — 10.5%
	U.S. Treasury Bonds:
100,000	7.500% due 11/15/16	125,094
10,000	8.750% due 5/15/17	13,478
540,000	8.875% due 8/15/17	735,539
435,000	4.500% due 2/15/36	426,742
1,480,000	4.750% due 2/15/37	1,511,452
920,000	4.375% due 2/15/38	886,866
	U.S. Treasury Notes:
7,890,000	4.500% due 3/31/09	8,015,135
70,000	4.000% due 8/31/09	71,274
930,000	2.625% due 5/31/10	933,052
90,000	4.500% due 11/15/10	93,769
4,540,000	4.625% due 10/31/11	4,781,192
2,480,000	4.750% due 5/31/12	2,632,096

See Notes to Financial Statements.

24	Legg Mason Partners Core Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Obligations — 10.5% continued
$3,340,000	4.625% due 7/31/12	$3,533,877
3,580,000	4.125% due 8/31/12	3,721,525
	U.S. Treasury Strip Principal (STRIPS):
4,570,000	Zero coupon bond to yield 5.410% due 11/15/21	2,448,976
100,000	Zero coupon bond to yield 5.262% due 5/15/30	35,274
	Total U.S. Government Obligations	29,965,341
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $79,161,671)	80,010,517
U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.9%
	U.S. Treasury Bonds, Inflation Indexed:
591,709	2.375% due 1/15/25	616,118
840,209	2.000% due 1/15/26	823,339
1,288,716	2.375% due 1/15/27	1,331,707
2,094,286	1.750% due 1/15/28	1,957,341
	U.S. Treasury Notes, Inflation Indexed:
17,582	2.000% due 1/15/14	18,291
77,940	1.875% due 7/15/15	80,376
229,148	2.000% due 1/15/16	236,935
718,508	2.500% due 7/15/16	770,881
2,382,509	2.625% due 7/15/17	2,584,279
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $8,035,379)	8,419,267
SHARES
PREFERRED STOCKS — 0.4%
FINANCIALS — 0.4%
	Thrifts & Mortgage Finance — 0.4%
34,700	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(b)	588,165
1,100	Federal National Mortgage Association (FNMA), 7.000%(b)	30,734
25,025	Federal National Mortgage Association (FNMA), 8.250%	420,170
	TOTAL PREFERRED STOCKS (Cost — $1,551,645)	1,039,069
CONVERTIBLE PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
	Thrifts & Mortgage Finance — 0.0%
1	Federal National Mortgage Association (FNMA) 5.375% (Cost — $95,000)	45,250
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $393,008,082)	368,336,911

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2008 Annual Report	25

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 1.4%
	U.S. Government Agencies — 0.4%
$75,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 2.553% due 12/15/08(g)(h)	$74,299
1,104,000	Federal National Mortgage Association (FNMA), Discount Notes, 1.825%-2.308% due 12/15/08(g)(h)	1,093,677
	TOTAL U.S. GOVERNMENT AGENCIES (Cost — $1,170,303)	1,167,976
	Repurchase Agreement — 1.0%
2,888,000	Morgan Stanley tri-party repurchase agreement dated 7/31/08, 2.130% due 8/1/08; Proceeds at maturity — $2,888,171; (Fully collateralized by U.S. government agency obligation, 0.000% due 10/15/20; Market value — $2,961,921) (Cost — $2,888,000)	2,888,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,058,303)	4,055,976
	TOTAL INVESTMENTS — 129.6% (Cost — $397,066,385#)	372,392,887
	Liabilities in Excess of Other Assets — (29.6)%	(85,067,326)
	TOTAL NET ASSETS — 100.0%	$287,325,561

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2008.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Illiquid security.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes $397,280,442.

Abbreviations used in this schedule:
ARM	—Adjustable Rate Mortgage
GMAC	—General Motors Acceptance Corp.
GO	—General Obligation
HELOC	—Home Equity Line of Credit
IO	—Interest Only
MASTR	—Mortgage Asset Securitization Transactions Inc.
STRIPS	—Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

26	Legg Mason Partners Core Bond Fund 2008 Annual Report

Statement of assets and liabilities

July 31, 2008

ASSETS:
Investments, at value (Cost — $397,066,385)	$372,392,887
Cash	105
Receivable for securities sold	35,636,721
Interest receivable	2,230,608
Premium paid for swaps purchased	320,457
Receivable for Fund shares sold	318,756
Receivable from broker — variation margin on open futures contracts	179,290
Principal paydown receivable	91,444
Receivable for open swap contracts	38,939
Prepaid expenses	27,941
Total Assets	411,237,148
LIABILITIES:
Payable for securities purchased	121,660,147
Payable for Fund shares repurchased	1,269,001
Unrealized depreciation on swaps	357,037
Distributions payable	203,491
Investment management fee payable	136,393
Distribution fees payable	97,791
Trustees’ fees payable	31,702
Accrued expenses	156,025
Total Liabilities	123,911,587
TOTAL NET ASSETS	$287,325,561
NET ASSETS:
Par value (Note 6)	$268
Paid-in capital in excess of par value	315,149,483
Overdistributed net investment income	(98,132)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(2,810,996)
Net unrealized depreciation on investments, futures contracts and swap contracts	(24,915,062)
TOTAL NET ASSETS	$287,325,561
Shares Outstanding:
Class A	18,444,417
Class B	2,569,661
Class C	5,720,304
Class R	44,616
Net Asset Value:
Class A (and redemption price)	$10.73
Class B*	$10.72
Class C*	$10.73
Class R	$10.73
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.21

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2008 Annual Report	27

Statement of operations

For the Year Ended July 31, 2008

INVESTMENT INCOME:
Interest	$15,381,695
Dividends	77,918
Total Investment Income	15,459,613
EXPENSES:
Investment management fee (Note 2)	1,616,502
Distribution fees (Note 4)	1,192,345
Transfer agent fees (Note 4)	153,635
Shareholder reports (Note 4)	104,981
Registration fees	67,718
Legal fees	48,589
Audit and tax	46,730
Insurance	5,553
Custody fees	3,428
Trustees’ fees	2,087
Miscellaneous expenses	10,760
Total Expenses	3,252,328
Less: Fees paid indirectly (Note 1)	(2,118)
Net Expenses	3,250,210
NET INVESTMENT INCOME	12,209,403
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	2,785,903
Futures contracts	(2,195,119)
Written options	521,463
Swap contracts	784,703
Net Realized Gain	1,896,950
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(22,951,249)
Futures contracts	21,735
Written options	50,178
Swap contracts	(357,037)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION	(23,236,373)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP CONTRACTS	(21,339,423)
DECREASE IN NET ASSETS FROM OPERATIONS	$(9,130,020)

See Notes to Financial Statements.

28	Legg Mason Partners Core Bond Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED JULY 31,	2008	2007
OPERATIONS:
Net investment income	$12,209,403	$8,881,024
Net realized gain	1,896,950	7,114,963
Change in net unrealized appreciation/depreciation	(23,236,373)	(2,996,256)
Increase from payment by affiliate	—	139,147
Increase (Decrease) in Net Assets From Operations	(9,130,020)	13,138,878
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(12,303,561)	(8,989,041)
Decrease in Net Assets From Distributions to Shareholders	(12,303,561)	(8,989,041)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	102,261,985	83,434,476
Reinvestment of distributions	9,582,588	6,172,500
Cost of shares repurchased	(97,056,357)	(60,779,337)
Net assets of shares issued in connection with merger (Note 8)	75,488,923	—
Increase in Net Assets From Fund Share Transactions	90,277,139	28,827,639
INCREASE IN NET ASSETS	68,843,558	32,977,476
NET ASSETS:
Beginning of year	218,482,003	185,504,527
End of year*	$287,325,561	$218,482,003
* Includes overdistributed net investment income of:	$(98,132)	$(164,474)

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2008 Annual Report	29

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$11.50	$11.22	$11.52	$11.52	$11.33
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.49	0.54	0.58	0.58	0.62
Net realized and unrealized gain (loss)	(0.76)	0.29	(0.31)	0.04	0.18
Total income (loss) from operations	(0.27)	0.83	0.27	0.62	0.80
LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)	(0.55)	(0.57)	(0.62)	(0.61)
Total distributions	(0.50)	(0.55)	(0.57)	(0.62)	(0.61)
NET ASSET VALUE, END OF YEAR	$10.73	$11.50	$11.22	$11.52	$11.52
Total return[2]	(2.53)%	7.43%[3]	2.45%	5.45%	7.20%
NET ASSETS, END OF YEAR (000s)	$197,941	$124,513	$86,798	$78,455	$55,985
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.94%	1.01%[4]	1.03%	1.07%	1.04%
Net expenses	0.94 [5]	1.01 [4,6]	1.02 [6]	1.06 [6]	1.04
Net investment income	4.32	4.66	5.16	4.99	5.38
PORTFOLIO TURNOVER RATE	56%[7]	373%[7]	249%[7]	2%	0%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.99%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 449%, 586% and 258% for the years ended July 31, 2008, 2007 and 2006, respectively.

[8]	Amount represents less than 0.5%.

See Notes to Financial Statements.

30	Legg Mason Partners Core Bond Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS B SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$11.48	$11.20	$11.51	$11.51	$11.33
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.43	0.48	0.52	0.52	0.56
Net realized and unrealized gain (loss)	(0.76)	0.28	(0.31)	0.04	0.18
Total income (loss) from operations	(0.33)	0.76	0.21	0.56	0.74
LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.48)	(0.52)	(0.56)	(0.56)
Total distributions	(0.43)	(0.48)	(0.52)	(0.56)	(0.56)
NET ASSET VALUE, END OF YEAR	$10.72	$11.48	$11.20	$11.51	$11.51
Total return[2]	(3.02)%	6.83%[3]	1.88%	4.90%	6.57%
NET ASSETS, END OF YEAR (000s)	$27,540	$36,521	$49,898	$83,070	$87,037
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.53%	1.59%[4]	1.58%	1.59%	1.57%
Net expenses	1.53 [5]	1.58 [4,6]	1.56 [6]	1.57 [6]	1.57
Net investment income	3.75	4.10	4.59	4.48	4.85
PORTFOLIO TURNOVER RATE	56%[7]	373%[7]	249%[7]	2%	0%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 449%, 586% and 258% for the years ended July 31, 2008, 2007 and 2006, respectively.

[8]	Amount represents less than 0.5%.

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2008 Annual Report	31

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS C SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$11.49	$11.21	$11.52	$11.51	$11.33
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.44	0.49	0.53	0.52	0.57
Net realized and unrealized gain (loss)	(0.75)	0.29	(0.32)	0.05	0.17
Total income (loss) from operations	(0.31)	0.78	0.21	0.57	0.74
LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)	(0.50)	(0.52)	(0.56)	(0.56)
Total distributions	(0.45)	(0.50)	(0.52)	(0.56)	(0.56)
NET ASSET VALUE, END OF YEAR	$10.73	$11.49	$11.21	$11.52	$11.51
Total return[2]	(2.88)%	6.94%[3]	1.88%	5.04%	6.61%
NET ASSETS, END OF YEAR (000s)	$61,366	$57,187	$48,809	$56,718	$52,012
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.39%	1.47%[4]	1.50%	1.56%	1.52%
Net expenses	1.39 [5]	1.47 [4,6]	1.48 [6]	1.54 [6]	1.52
Net investment income	3.88	4.20	4.68	4.51	4.90
PORTFOLIO TURNOVER RATE	56%[7]	373%[7]	249%[7]	2%	0%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 449%, 586% and 258% for the years ended July 31, 2008, 2007 and 2006, respectively.

[8]	Amount represents less than 0.5%.

See Notes to Financial Statements.

32	Legg Mason Partners Core Bond Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.49	$11.73
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.46	0.28
Net realized and unrealized loss	(0.75)	(0.21)
Total income (loss) from operations	(0.29)	0.07
LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.31)
Total distributions	(0.47)	(0.31)
NET ASSET VALUE, END OF YEAR	$10.73	$11.49
Total return[3]	(2.66)%	0.55%[4]
NET ASSETS, END OF YEAR (000s)	$479	$261
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.18%	1.45%[5,6]
Net expenses	1.18 [7]	1.44 [5,6]
Net investment income	4.07	4.35 [5]
PORTFOLIO TURNOVER RATE	56%[8]	373%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (inception date) to July 31, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.43%.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 449% and 586% for the years ended July 31, 2008 and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2008 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Core Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in

34	Legg Mason Partners Core Bond Fund 2008 Annual Report

the market value of portfolio securities due to changes in interest rates, exchange rates or securities markets, also, as a substitute for buying and selling securities, as a cash flow management technique or to enhance returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the

Legg Mason Partners Core Bond Fund 2008 Annual Report	35

Notes to financial statements continued

option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions,

36	Legg Mason Partners Core Bond Fund 2008 Annual Report

interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations and are amortized over the life of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement and that there will be unfavorable changes in net interest rates.

Legg Mason Partners Core Bond Fund 2008 Annual Report	37

Notes to financial statements continued

(i) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(j) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequence of political, social, economic or diplomatic change may have disruption effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

38	Legg Mason Partners Core Bond Fund 2008 Annual Report

(k) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(o) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Legg Mason Partners Core Bond Fund 2008 Annual Report	39

Notes to financial statements continued

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(21,592)	$(1,602,307)	$1,623,899
(b)	182,092	(182,092)	—

(a)	Reclassifications are primarily due to balances transferred into the Fund in the transaction described in Note 8.

(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Next $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

During the year ended July 31, 2007, LMPFA reimbursed the Fund in the amount of $139,147 for losses incurred resulting from an investment transaction error.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which

40	Legg Mason Partners Core Bond Fund 2008 Annual Report

applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2008, CGM and its affiliates received sales charges of approximately $25,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2008, CDSCs paid to CGM and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$1,000	$45,000	$14,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of July 31, 2008, the Fund had accrued $15,862 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$46,381,596	$1,584,383,073
Sales	36,084,744	1,537,123,867

At July 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,959,616
Gross unrealized depreciation	(26,847,171)
Net unrealized depreciation	$(24,887,555)

Legg Mason Partners Core Bond Fund 2008 Annual Report	41

Notes to financial statements continued

At July 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Eurodollar	55	9/08	$13,340,740	$13,363,625	$22,885
Eurodollar	34	12/08	8,263,290	8,245,425	(17,865)
Eurodollar	234	3/09	56,706,290	56,695,275	(11,015)
U.S. Treasury Bonds	104	9/08	11,966,960	12,012,000	45,040
U.S. Treasury 2 Year Notes	140	9/08	29,571,842	29,680,000	108,158
U.S. Treasury 5 Year Notes	570	9/08	63,257,359	63,461,485	204,126
					351,329
Contracts to Sell:
U.S. Treasury 10 Year Notes	387	9/08	44,202,628	44,438,484	(235,856)
Net Unrealized Gain on Open Futures Contracts					$115,473

During the year ended July 31, 2008, written options transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding July 31, 2007	49	$17,197
Options written	4,700,996	655,299
Options closed	(900)	(600,597)
Options expired	(4,700,145)	(71,899)
Written options, outstanding July 31, 2008	—	—

At July 31, 2008, the Fund held TBA securities with a total cost of $86,037,322.

At July 31, 2008, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND		PERIODIC PAYMENTS RECEIVED BY THE FUND	UNREALIZED DEPRECIATION
Credit Default Swaps:
Credit Suisse First Boston Inc. (ABX. HE.AAA.06-1)	$800,000	7/25/45	(a	)	0.18% monthly†	$(38,620)*
Lehman Brothers Inc. (CDX North America Crossover Index)**	9,500,000	6/20/13	(a	)	3.5% quarterly†	(318,417)
Net unrealized depreciation on open swap contracts						$(357,037)

(a)	As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.

†	Percentage shown are annual percentage rates.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

**	Subsequent to the reporting period, Lehman Brothers Inc., the swap counterparty, filed for Chapter 11 bankruptcy.

42	Legg Mason Partners Core Bond Fund 2008 Annual Report

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each Class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$489,225	$96,825	$57,795
Class B	247,589	32,601	23,681
Class C	453,228	23,931	23,485
Class R	2,303	278	20
Total	$1,192,345	$153,635	$104,981

5. Distributions to shareholders by class

	YEAR ENDED JULY 31, 2008	YEAR ENDED JULY 31, 2007
Net Investment Income:
Class A	$8,500,725	$4,901,619
Class B	1,251,281	1,803,267
Class C	2,532,670	2,282,940
Class R	18,885	1,215	*
Total	$12,303,561	$8,989,041

*	For the period December 28, 2006 (inception date) to July 31, 2007.

Legg Mason Partners Core Bond Fund 2008 Annual Report	43

Notes to financial statements continued

6. Shares of beneficial interest

At July 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED JULY 31, 2008		YEAR ENDED JULY 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	6,670,770	$76,289,478	5,328,172	$62,082,298
Shares issued on reinvestment	620,463	7,062,733	300,689	3,502,536
Shares repurchased	(6,216,576)	(70,625,494)	(2,536,894)	(29,530,474)
Shares issued with merger	6,541,112	75,488,923	—	—
Net increase	7,615,769	$88,215,640	3,091,967	$36,054,360
Class B
Shares sold	480,452	$5,517,406	324,342	$3,781,355
Shares issued on reinvestment	71,386	813,058	96,433	1,122,074
Shares repurchased	(1,163,416)	(13,254,383)	(1,694,203)	(19,657,881)
Net decrease	(611,578)	$(6,923,919)	(1,273,428)	$(14,754,452)
Class C
Shares sold	1,737,253	$19,987,192	1,490,902	$17,302,002
Shares issued on reinvestment	148,276	1,687,912	132,810	1,546,675
Shares repurchased	(1,141,956)	(12,948,838)	(1,000,462)	(11,582,108)
Net increase	743,573	$8,726,266	623,250	$7,266,569
Class R
Shares sold	40,912	$467,909	23,340 *	$268,821 *
Shares issued on reinvestment	1,664	18,885	105 *	1,215 *
Shares repurchased	(20,632)	(227,642)	(773)*	(8,874)*
Net increase	21,944	$259,152	22,672	$261,162

*	For the period December 28, 2006 (inception date) to July 31, 2007.

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS R
Daily 8/29/2008	$0.042059	$0.036510	$0.037844	$0.039376

44	Legg Mason Partners Core Bond Fund 2008 Annual Report

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$12,303,561	$8,989,041

As of July 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(639,537)
Other book/tax temporary differences(a)	(2,055,534)
Unrealized appreciation/(depreciation)(b)	(25,129,119)
Total accumulated earnings/(losses) — net	$(27,824,190)

*	During the taxable year ended July 31, 2008, the Fund utilized $3,519,555 of its capital loss carryover available from prior years. As of July 31, 2008, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
7/31/2015	$(639,537)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Transfer of net assets

On September 21, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Core Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by Acquired Fund’s shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND
Legg Mason Core Bond Fund	6,541,112	$75,488,923

The total net assets of the Fund on the date of the transfer were $225,127,256. The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $1,015,052, accumulated net realized loss of $1,602,307 and accumulated net investment loss of $21,592. Total net assets of the Fund immediately after the transfer were $300,616,179. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Legg Mason Partners Core Bond Fund 2008 Annual Report	45

Notes to financial statements continued

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“ SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the

46	Legg Mason Partners Core Bond Fund 2008 Annual Report

Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Core Bond Fund 2008 Annual Report	47

Notes to financial statements continued

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filled in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

48	Legg Mason Partners Core Bond Fund 2008 Annual Report

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

Legg Mason Partners Core Bond Fund 2008 Annual Report	49

Notes to financial statements continued

12. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its October 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

13. Subsequent events

Subsequent to the reporting period, turmoil due to the continuing credit crisis caused the financial markets to deteriorate. This led to certain regulatory and corporate events, which impacted certain investments of the Fund.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for Chapter 11 bankruptcy. The value of securities issued by Lehman Brothers, which were held by the Fund as of the end of the fiscal year has been adversely impacted.

On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. As of its fiscal year end, the Fund had a significant percentage of its portfolio invested in mortgage backed and other securities issued by these entities. The value of the Fund’s holdings in mortgage-backed securities issued by these entities has not been adversely impacted. In addition, the value of preferred stock issued by these entities, which were held by the Fund as of the end of its fiscal year has been adversely impacted.

50	Legg Mason Partners Core Bond Fund 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Core Bond Fund, a series of Legg Mason Partners Income Trust, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. Theses financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Core Bond Fund as of July 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with the U.S. generally accepted accounting principles.

New York, New York

September 25, 2008

Legg Mason Partners Core Bond Fund 2008 Annual Report	51

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Core Bond Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

52	Legg Mason Partners Core Bond Fund

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners Core Bond Fund	53

Additional information (unaudited) continued

Information about Trustees and Officers

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

54	Legg Mason Partners Core Bond Fund

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

Legg Mason Partners Core Bond Fund	55

Additional information (unaudited) continued

Information about Trustees and Officers

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee President Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	138
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)

56	Legg Mason Partners Core Bond Fund

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason Partners Core Bond Fund	57

Additional information (unaudited) continued

Information about Trustees and Officers

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

58	Legg Mason Partners Core Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2008:

Record Date:	Daily	Daily
Payable Date:	August 2007 through December 2007	January 2008 through July 2007
Interest from Federal Obligations	—	19.79%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Partners Core Bond Fund	59

Legg Mason Partners Core Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing

(formerly, PFPC Inc.)

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public

accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Core Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS CORE BOND FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	In the Pensions & Investments May 27, 2008 ranking, Legg Mason is the 9th largest asset manager in the world based on worldwide assets under management as of December 31, 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1539 9/08 SR08-648

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2007 and July 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $169,800 in 2007 and $190,600 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $28,171 in 2007 and $4,500 in 2008. These services consisted of procedures performed in connection with the review of Form N-1A and issuance of the Consent Letter dated November 26, 2007. In 2007, services consisted of procedures performed in connection with Re-domiciliation of the various reviews of Prospectus supplements and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $31,600 in 2007 and $26,250 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $8,800 in 2007 and $7,200 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for September 21, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee duly implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes duly impairs the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services duly not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 8, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: October 8, 2008